EXHIBIT (a)(1)(B)

LETTER OF TRANSMITTAL

TO TENDER SHARES OF COMMON STOCK

(INCLUDING THE ASSOCIATED PREFERRED STOCK PURCHASE RIGHTS)

OF

Monterey Gourmet Foods, Inc.

AT

$2.70 Net Per Share

PURSUANT TO THE OFFER TO PURCHASE DATED NOVEMBER 10, 2009

BY

Pulmuone Cornerstone Corporation

a wholly owned subsidiary of

Pulmuone U.S.A., Inc.

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT

12:00 MIDNIGHT, EASTERN TIME, ON THURSDAY, DECEMBER 10, 2009,

UNLESS THE OFFER IS EXTENDED.

The Depositary for the Offer is:

By Mail: BNY Mellon Shareowner Services PO BOX 3301 South Hackensack, New Jersey 07606	By Facsimile Transmission: For Eligible Institutions Only: (201) 680 4626 Confirm Facsimile Transmission by Telephone Only: (201) 680 4860	By Overnight Courier or by Hand: BNY Mellon Shareowner Services Attn: Corporate Action Dept. 27th Floor 480 Washington Blvd Jersey City, New Jersey 07310

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED BELOW, WITH SIGNATURE GUARANTEE IF REQUIRED, AND COMPLETE THE SUBSTITUTE W-9 SET FORTH BELOW, IF REQUIRED. THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

THE OFFER IS NOT BEING MADE TO (NOR WILL TENDER OF SHARES BE ACCEPTED FROM OR ON BEHALF OF) STOCKHOLDERS IN ANY JURISDICTION WHERE IT WOULD BE ILLEGAL TO DO SO.

DESCRIPTION OF SHARES TENDERED
Certificate(s) and Share(s) Tendered (Attach Additional Signed List, if Necessary)
Name(s) and Address(es) of Registered Holder(s) (Please Fill in, if Blank)	Certificate Number(s)*	Total Number of Shares Represented by Certificate(s)*	Number of Shares Tendered**

Total Shares Tendered

*       Certificate numbers are not required if tender is made by book-entry transfer.

**     Unless otherwise indicated, it will be assumed that all Shares described above are being tendered. See Instruction 4.

This Letter of Transmittal is to be completed by stockholders of Monterey Gourmet Foods, Inc., a Delaware corporation (“MGF” or the “Company”), if certificates representing shares of common stock, par value $0.001 per share (the “Company Common Stock”), and the associated preferred stock purchase rights (the “Company Rights” and, together with the Company Common Stock, the “Shares”), are to be forwarded with this Letter of Transmittal. An Agent’s Message (as defined in Section 3—“Procedure for Tendering Shares” of the Offer to Purchase) is to be utilized if delivery of Shares is to be made by book-entry transfer to an account maintained by BNY Mellon Shareowner Service (the “Depositary”) at The Depository Trust Company (“DTC”).

Stockholders whose certificates for Shares (“Certificates”) are not immediately available, or who cannot complete the procedure for book-entry transfer on a timely basis, or who cannot deliver all other required documents to the Depositary on or prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) must tender their Shares pursuant to the guaranteed delivery procedures set forth under Section 3 —“Procedures for Tendering Shares” of the Offer to Purchase. See Instruction 2 below. Delivery of documents to DTC does not constitute delivery to the Depositary.

If any Certificate you are tendering with this Letter of Transmittal has been lost, stolen, destroyed or mutilated, you should contact Corporate Stock Transfer Inc., MGF’s stock transfer agent (the “Transfer Agent”), at 3200 Cherry Creek South Drive, Suite 430, Denver, Colorado 80209, Telephone: (303) 282-4800, Fax: (303) 282-5800, regarding the requirements for replacement. You may be required to post a bond to secure against the risk that the Certificate may be subsequently re-circulated. You are urged to contact the Transfer Agent immediately in order to receive further instructions, for a determination of whether you will need to post a bond and to permit timely processing of this documentation. See Instruction 10 below.

☐	CHECK HERE IF SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING. PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY.

Name(s) of Registered Holder(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution which Guaranteed Delivery:

If Delivered by Book-Entry Transfer to DTC, check box:  ☐

Account Number:

Transaction Code Number:

NOTE: SIGNATURE(S) MUST BE PROVIDED BELOW. PLEASE READ THE INSTRUCTIONS

SET FORTH IN THIS LETTER OF TRANSMITTAL CAREFULLY.

Ladies and Gentlemen:

The undersigned hereby tenders to Pulmuone Cornerstone Corporation, a Delaware corporation (“Purchaser”) and a wholly owned subsidiary of Pulmuone U.S.A., Inc., a California corporation (“Parent”), the above-described shares of common stock, par value $0.001 per share (the “Company Common Stock”), and the associated preferred stock purchase rights (the “Company Rights” and, together with the Company Common Stock, the “Shares”), of Monterey Gourmet Foods, Inc., a Delaware corporation (“MGF” or the “Company”), pursuant to Purchaser’s offer to purchase all of the outstanding Shares at $2.70 per Share (the “Offer Price”), net to the seller in cash, without interest thereon and less any required withholding taxes, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated November 10, 2009 (together with any amendments or supplements thereto, the “Offer to Purchase”), receipt of which is hereby acknowledged, and in this Letter of Transmittal (together with any amendments or supplements thereto, the “Letter of Transmittal” and, together with the Offer to Purchase, the “Offer”).

Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), and effective upon acceptance for payment of the Shares tendered with this Letter of Transmittal in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to all the Shares that are being tendered by this Letter of Transmittal (and any and all dividends, distributions, rights, other Shares or other securities issued or issuable in respect thereof on or after the date hereof (collectively, “Distributions”)) and irrevocably constitutes and appoints BNY Mellon Shareowner Services (the “Depositary”) as the true and lawful agent, attorney-in-fact and proxy of the undersigned with respect to such Shares (and any and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for such Shares (“Certificates”) (and any and all Distributions), or transfer ownership of such Shares (and any and all Distributions) on the account books maintained by DTC, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser; (ii) present such Shares (and any and all Distributions) for transfer on the books of MGF and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any and all Distributions), all in accordance with the terms and subject to the conditions of the Offer.

By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints the designees of Purchaser, and each of them, as agents, attorneys-in-fact and proxies of the undersigned, each with full power of substitution, (i) to vote at any annual or special meeting of MGF’s stockholders or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or its, his or her substitute shall in its, his or her sole discretion deem proper with respect to, (ii) to execute any written consent concerning any matter as each such attorney-in-fact and proxy or its, his or her substitute shall in its, his or her sole discretion deem proper with respect to, and (iii) to otherwise act as each such attorney-in-fact and proxy or its, his or her substitute shall in its, his or her sole discretion deem proper with respect to, all of the Shares (and any and all Distributions) tendered hereby and accepted for payment by Purchaser. This appointment will be effective if and when, and only to the extent that, Purchaser accepts such Shares for payment pursuant to the Offer. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such Shares in accordance with the terms of the Offer. Such acceptance for payment shall, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to such Shares (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective). Purchaser reserves the right to require that, in order for the Shares to be deemed validly tendered, immediately upon Purchaser’s acceptance for payment of such Shares, Purchaser must be able to exercise full voting, consent and other rights with respect to such Shares (and any and all Distributions), including voting at any meeting of MGF’s stockholders.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered by this Letter of Transmittal (and any and all Distributions) and that, when such Shares are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title to such Shares (and any and all Distributions) free and clear of all liens, restrictions, charges and encumbrances, and that none of such Shares (and any and all Distributions) will be subject to any adverse claims. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered by this Letter of Transmittal (and any and all Distributions). In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of Purchaser all Distributions in respect of the Shares tendered by this Letter of Transmittal, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares tendered by this Letter of Transmittal, or deduct from such purchase price, the amount or value of such Distribution as determined by Purchaser in its sole discretion.

No authority conferred or agreed to be conferred in this Letter of Transmittal shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned under this Letter of Transmittal shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy and successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable. See Section 4 —“Withdrawal Rights” of the Offer to Purchase.

The undersigned understands that tenders of Shares pursuant to any one of the procedures described in the Offer to Purchase and in the Instructions to this Letter of Transmittal will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or the conditions to any such extension or amendment). The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, Purchaser may not be required to accept for payment any of the Shares tendered by this Letter of Transmittal.

Unless otherwise indicated in this Letter of Transmittal in the box entitled “Special Payment Instructions,” please issue the check for the purchase price of all Shares purchased, and, if appropriate, return any Certificates not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing above under “Description of Shares Tendered.” Similarly, unless otherwise indicated in the box entitled “Special Delivery Instructions,” please mail the check for the purchase price of all of the Shares purchased and, if appropriate, return any Certificates not tendered or not accepted for payment (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under “Description of Shares Tendered.” In the event that the boxes entitled “Special Payment Instructions” and “Special Delivery Instructions” are both completed, please issue the check for the purchase price of all Shares purchased and, if appropriate, return any Certificates not tendered or not accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and mail such check and, if appropriate, return any such Certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated. Unless otherwise indicated in the box entitled “Special Payment Instructions,” please credit any Shares tendered by this Letter of Transmittal and delivered by book-entry transfer, but which are not accepted for payment, by crediting the account at DTC designated above. The undersigned recognizes that Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name of the registered holder(s) of such Shares if Purchaser does not accept for payment any of the Shares tendered by this Letter of Transmittal.

SPECIAL PAYMENT INSTRUCTIONS

(See Instructions 1, 5, 6 and 7)

To be completed ONLY if the check for the purchase price of the Shares accepted for payment and/or Certificates not tendered or not accepted for payment are to be issued in the name of someone other than the undersigned.

Issue    ☐    check and/or    ☐    Certificates to:

Name(s)
(Please Print)

Address

(Include Zip Code)

(Taxpayer Identification or Social Security No.) (also complete substitute Form W-9 below)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1, 5, 6 and 7)

To be completed ONLY if the check for the purchase price of the Shares accepted for payment and/or Certificates not tendered or not accepted for payment are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown above.

Mail    ☐    check and/or    ☐    Certificates to:

Name(s)
(Please Print)

Address

(Include Zip Code)

(Taxpayer Identification or Social Security No.) (also complete substitute Form W-9 below)

IMPORTANT

STOCKHOLDER: SIGN HERE

(Please Complete Substitute Form W-9 Included Herein)

Signature(s) of Holder(s)

Dated:                                      , 2009

Name (s):

(Please Print)

Capacity (full title):

Address:

(Include Zip Code)

Daytime Area Code and Telephone Number:

Taxpayer Identification or Social Security No.:

(Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted with this Letter of Transmittal. If a signature is by an officer of a corporation, executor, administrator, trustee, guardian, attorney-in-fact, agent or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 5 below.)

GUARANTEE OF SIGNATURE(S)

(If Required—See Instructions 1 and 5)

Authorized Signature

Name (Please Print)

Name of Firm

Address

Zip Code

(Area Code) Telephone No.

Dated: , 2009

INSTRUCTIONS

Forming Part of the Terms And Conditions of the Offer

To complete the Letter of Transmittal, you must do the following:

•	Fill in the box entitled “Description of Shares Being Tendered.”

•	Sign and date the Letter of Transmittal in the box entitled “Stockholder: Sign Here.”

•	Fill in and sign in the box entitled “Substitute Form W-9.”

In completing the Letter of Transmittal, you may (but are not required to) also do the following:

•	If you want the payment for any Shares purchased issued in the name of another person, complete the box entitled “Special Payment Instructions.”

•	If you want any certificate for Shares not tendered or not accepted for payment issued in the name of another person, complete the box entitled “Special Payment Instructions.”

•

If you want any payment for Shares or Certificates not tendered or not accepted for payment delivered to an address other than that appearing under your signature, complete the box entitled “Special Delivery Instructions.”

If you complete the box entitled “Special Payment Instructions” or “Special Delivery Instructions,” you must have your signature guaranteed by an Eligible Institution (as defined in Instruction 1 below) unless the Letter of Transmittal is signed by an Eligible Institution.

1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of the Securities Transfer Agents Medallion Program or any other “eligible guarantor institution,” as defined in Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended (each, an “Eligible Institution” and collectively, “Eligible Institutions”). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, includes any participant in DTC whose name appears on a security position listing as the holder of Shares) of the Shares tendered by this Letter of Transmittal and such registered holder has not completed either the box entitled “Special Payment Instructions” or the box entitled “Special Delivery Instructions” in this Letter of Transmittal or (b) if such Shares are tendered for the account of an Eligible Institution. If a Certificate is registered in the name of a person other than the person signing this Letter of Transmittal, or if payment is to be made, or a Certificate not tendered or not accepted for payment is to be returned to a person other than the registered holder(s), then such Certificate must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear on such Certificate, with the signatures on such Certificate or stock powers guaranteed as described above. See Instruction 5.

2. Requirements of Tender. This Letter of Transmittal is to be completed if Certificates are to be forwarded herewith or, unless an Agent’s Message is utilized, if tenders are to be made pursuant to the procedure for tender by book-entry transfer set forth in Section 3—“Procedures for Tendering Shares” of the Offer to Purchase. Certificates evidencing tendered Shares, or timely confirmation of a book-entry transfer of Shares (a “Book-Entry Confirmation”) into the Depositary’s account at DTC, as well as this Letter of Transmittal (or a manually signed facsimile hereof), properly completed and duly executed, with any required signature guarantees, or an Agent’s Message in connection with a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth in this Letter of Transmittal prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase). Stockholders whose Certificates are not immediately available, or who cannot complete the procedure for delivery by book-entry transfer on a timely basis or who cannot deliver all other required documents to the Depositary prior to the Expiration Date, may tender their Shares by properly completing and duly executing a Notice of Guaranteed

Delivery pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Purchaser, must be received by the Depositary prior to the Expiration Date and (iii) the Certificates (or a Book-Entry Confirmation) evidencing all tendered Shares, in proper form for transfer, in each case together with this Letter of Transmittal (or a manually signed facsimile hereof), properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry delivery, an Agent’s Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three trading days after the date of execution of such Notice of Guaranteed Delivery. If Certificates are forwarded separately to the Depositary, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

The method of delivery of this Letter of Transmittal, Certificates and all other required documents, including delivery through DTC, is at the option and the risk of the tendering stockholder and the delivery will be deemed made only when actually received by the Depositary (including, in the case of Book-Entry Transfer, by Book-Entry Confirmation). If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

Purchaser will not accept any alternative, conditional or contingent tenders, and no fractional Shares will be purchased. By executing this Letter of Transmittal (or facsimile thereof), the tendering stockholder waives any right to receive any notice of the acceptance for payment of the Shares.

3. Inadequate Space. If the space provided in this Letter of Transmittal under “Description of Shares Tendered” is inadequate, the Certificate numbers and/or the number of Shares represented by such Certificates should be listed on a separate schedule and attached to this Letter of Transmittal.

4. Partial Tenders (Not Applicable to Stockholders who Tender by Book-Entry Transfer). If fewer than all the Shares represented by any Certificate delivered to the Depositary with this Letter of Transmittal are to be tendered by this Letter of Transmittal, fill in the number of Shares which are to be tendered in the box entitled “Number of Shares Tendered.” In such case, a new certificate for the remainder of the Shares that were represented by the Certificates delivered to the Depositary with this Letter of Transmittal will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled “Special Delivery Instructions” in this Letter of Transmittal, as soon as practicable after the expiration or termination of the Offer. All Shares represented by Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5. Signatures on Letter of Transmittal, Stock Powers and Endorsements.

(a) Exact Signatures. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered by this Letter of Transmittal, the signature(s) must correspond with the name(s) as written on the face of the Certificates evidencing such Shares without alteration, enlargement or any other change whatsoever.

(b) Joint Holders. If any Shares tendered by this Letter of Transmittal are owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

(c) Different Names on Certificates. If any of the Shares tendered by this Letter of Transmittal are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Shares.

(d) Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered by this Letter of Transmittal, no endorsements of Certificates or separate stock powers are required, unless payment of the purchase price is to be made to, or Shares not tendered or not accepted for payment are to be returned, in the name of any person other than the registered holder(s). Signatures on any such Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered by this Letter of Transmittal, the Certificate(s) evidencing the Shares tendered by this Letter of Transmittal must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on such Certificate(s). Signature(s) on any such Certificate(s) and stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

If this Letter of Transmittal or any Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Depositary of such person’s authority to so act must be submitted.

6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, Purchaser will pay all stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if Certificate(s) evidencing Shares not tendered or not accepted for payment are to be registered in the name of, any person(s) other than the registered holder(s), or if tendered Certificate(s) are registered in the name of any person(s) other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person(s)) payable on account of the transfer to such other person will be deducted from the purchase price of such Shares purchased, unless evidence satisfactory to Purchaser of the payment of such taxes, or exemption therefrom, is submitted.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Certificates evidencing the Shares tendered by this Letter of Transmittal.

7. Special Payment and Delivery Instructions. If a check for the purchase price of any Shares tendered by this Letter of Transmittal is to be issued in the name of, and, if appropriate, Certificate(s) evidencing Shares not tendered or not accepted for payment are to be issued or returned to, any person(s) other than the person(s) signing this Letter of Transmittal or to an address other than that shown in the box entitled “Description of Shares Tendered” in this Letter of Transmittal, the appropriate boxes in this Letter of Transmittal must be completed.

8. Substitute Form W-9. To avoid backup withholding, a tendering stockholder is required to provide the Depositary with a correct Taxpayer Identification Number (“TIN”) on Substitute Form W-9, which is provided under “Important Tax Information” below, and to certify, under penalties of perjury, that such number is correct and that such stockholder is not subject to backup withholding of federal income tax, and that such stockholder is a U.S. person (as defined for U.S. federal income tax purposes). If a tendering stockholder has been notified by the Internal Revenue Service (“IRS”) that such stockholder is subject to backup withholding, such stockholder must cross out item (2) of the Certification box of the Substitute Form W-9, unless such stockholder has since been notified by the IRS that such stockholder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering stockholder to federal income tax withholding on the payment of the purchase price of all Shares purchased from such stockholder. If the tendering stockholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such stockholder should check the box in Part 3 of the Substitute Form W-9, and sign and date the Substitute Form W-9. If the box in Part 3 is checked and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold a portion of all payments of the purchase price to such stockholder until a TIN is provided to the Depositary.

Certain stockholders (including, among others, all corporations and certain foreign individuals and entities) may not be subject to backup withholding. Foreign stockholders should submit an appropriate and properly completed IRS Form W-8, a copy of which may be obtained from the Depositary, in order to avoid backup withholding. Such stockholders should consult a tax advisor to determine which Form W-8 is appropriate. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for more instructions.

9. Waiver of Conditions. The conditions of the Offer (except for the Minimum Condition as defined in the Offer to Purchase) may be waived, in whole or in part, by Purchaser, in its sole discretion, at any time and from time to time, in the case of any Shares tendered. See Section 13—“Conditions of the Offer” of the Offer to Purchase.

10. Lost, Destroyed or Stolen Certificates. If any Certificate(s) have been lost, destroyed or stolen, the stockholder should promptly notify Corporate Stock Transfer Inc., MGF’s Transfer Agent, at 3200 Cherry Creek South Drive, Suite 430, Denver, Colorado 80209, Telephone: (303) 282-4800, Fax: (303) 282-5800. The stockholder will then be provided with instructions as to the procedures for replacing the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificates have been followed and completed.

11. Questions and Requests for Assistance or Additional Copies. Questions and requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses or telephone numbers set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Information Agent or from brokers, dealers, commercial banks or trust companies.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF), TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT’S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE OF THE OFFER, AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE ON OR PRIOR TO THE EXPIRATION DATE OF THE OFFER, OR THE TENDERING STOCKHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

IMPORTANT TAX INFORMATION

Under federal income tax law, a stockholder who is a U.S. person (as defined for U.S. federal income tax purposes) surrendering Shares must, unless an exemption applies, provide the Depositary (as payer) with the stockholder’s correct TIN on IRS Form W-9 or on the Substitute Form W-9 included in this Letter of Transmittal. If the stockholder is an individual, the stockholder’s TIN is such stockholder’s Social Security number. If the correct TIN is not provided, the stockholder may be subject to a $50 penalty imposed by the IRS and payments of cash to the stockholder (or other payee) pursuant to the Offer may be subject to backup withholding of a portion of all payments of the purchase price.

Certain stockholders (including, among others, corporations and certain foreign individuals and entities) may not be subject to backup withholding and reporting requirements. In order for an exempt foreign stockholder to avoid backup withholding, such person should complete, sign and submit an appropriate Form W-8 signed under penalties of perjury, attesting to his or her exempt status. A Form W-8 can be obtained from the Depositary. Such stockholders should consult a tax advisor to determine which Form W-8 is appropriate. Exempt stockholders, other than foreign stockholders, should furnish their TIN, check the box in Part 4 of the Substitute Form W-9 and sign, date and return the Substitute Form W-9 to the Depositary in order to avoid erroneous backup withholding. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions.

If backup withholding applies, the Depositary is required to withhold and pay over to the IRS a portion of any payment made to a stockholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

Purpose of Substitute Form W-9

To prevent backup withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of the stockholder’s correct TIN by completing the Substitute Form W-9 included in this Letter of Transmittal certifying (1) that the TIN provided on the Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN), (2) that the stockholder is not subject to backup withholding because (i) the stockholder is exempt from backup withholding, (ii) the stockholder has not been notified by the IRS that the stockholder is subject to backup withholding as a result of a failure to report all interest and dividends or (iii) the IRS has notified the stockholder that the stockholder is no longer subject to backup withholding and (3) the stockholder is a U.S. person (as defined for U.S. federal income tax purposes).

What Number to Give the Depositary

The tendering stockholder is required to give the Depositary the TIN, generally the Social Security number or Employer Identification Number, of the record holder of the Shares tendered hereby. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute W-9” for additional guidance on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such stockholder should check the box in Part 3 of the Substitute Form W-9, sign and date the Substitute Form W-9 and sign and date the Certificate of Awaiting Taxpayer Identification Number, which appears in a separate box below the Substitute Form W-9. If the box in Part 3 of the Substitute Form W-9 is checked and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold a portion of all payments of the purchase price until a TIN is provided to the Depositary. If the Depositary is provided with an incorrect TIN in connection with such payments, the stockholder may be subject to a $50.00 penalty imposed by the IRS.

The Substitute Form W-9 BELOW must be completed and signed. PLEASE PROVIDE YOUR SOCIAL SECURITY NUMBER OR OTHER TAXPAYER IDENTIFICATION NUMBER (“TIN”) AND CERTIFY THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING.

Name:
Please check the appropriate box indicating your status: ☐ Individual/Sole proprietor ☐ Corporation ☐ Partnership ☐ Other ☐ Exempt from backup withholding
Address (number, street, and apt. or suite no.)
City, State, and ZIP code
SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service	Part I TIN—PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	Social Security Number OR Employer Identification Number
Part III— Awaiting TIN ☐
Part IV— Exempt ☐

Payer’s Request for TIN and Certification

Part II—Certification—Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and (3) I am a U.S. person (including a U.S. resident alien).

Certification Instructions—You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Sign Signature of Here U.S. person		Date , 2009

NOTE:	FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS, AND PLEASE SEE “IMPORTANT TAX INFORMATION”.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 ON THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a TIN to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, a portion of all reportable payments made to me will be withheld.

Sign Here	Signature of U.S. person	Date , 2009

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer. The taxpayer identification number for an individual is the individual’s Social Security number. Social Security numbers have nine digits separated by two hyphens: e.g., 000-00-0000. The taxpayer identification number for an entity is the entity’s Employer Identification number. Employer Identification numbers have nine digits separated by only one hyphen: e.g., 00-000000. The table below will help determine the number to give the payer.

For this type of account:	Give the SOCIAL SECURITY number of—
1. An individual’s account	The individual

2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)

3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)

4. a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)

b. So-called trust account that is not a legal or valid trust under State law	The actual owner(1)

For this type of account:	Give the EMPLOYER IDENTIFICATION number of—
5. Sole proprietorship account or single-owner LLC	The owner(3)
6. A valid trust, estate or pension trust	The legal entity (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)(4)

7. Corporate account or LLC electing corporate status on Form 8832	The corporation

8. Association, club, religious, charitable, educational or other tax-exempt organization	The organization

9. Partnership or multiple-member LLC	The partnership

10. A broker or registered nominee	The broker or nominee

11. Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district or prison) that receives agriculture program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security number, that person’s number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s Social Security number.

(3)	You must show the name of the individual. The name of the business or the “doing business as” name may also be entered. Either the Social Security number or the Employer Identification number may be used.

(4)	List first and circle the name of the legal trust, estate or pension trust.

NOTE:	IF NO NAME IS CIRCLED WHEN THERE IS MORE THAN ONE NAME, THE NUMBER WILL BE CONSIDERED TO BE THAT OF THE FIRST NAME LISTED.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Section references are to the Internal Revenue Code.

Obtaining a Number

If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service (the “IRS”) and apply for a number.

To complete the Substitute Form W-9, if you do not have a taxpayer identification number, write “Applied For” in the space for the taxpayer identification number in Part 1, sign and date the Form, and give it to the requester. If the requester does not receive your taxpayer identification number within 60 days, backup withholding, if applicable, will begin and will continue until you furnish your taxpayer identification number to the requester.

Payees Exempt from Backup Withholding

For certain payees, exemptions from backup withholding apply and no information reporting is required. For interest and dividends, all payees listed below are exempt except item (9). For broker transactions, payees listed in (1) through (13) and a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7); however, payments that are reportable on Form 1099-MISC and that are medical and healthcare payments, attorneys’ fees (including gross proceeds paid to an attorney under Section 6045(f), even if the attorney is a corporation), or payments for services paid by a federal executive agency are not exempt from backup withholding or information reporting. Only payees described in items (2) through (6) are exempt from backup withholding for barter exchange transactions, and patronage dividends.

(1)	A corporation.
(2)	An organization exempt from tax under section 501(a), or an individual retirement plan (“IRA”), or a custodial account under 403(b)(7), if the account satisfies the requirements of section 401(f)(2).
(3)	The United States or any of its agencies or instrumentalities.
(4)	A State, the District of Columbia, a possession of the United States, or any of its political subdivisions or instrumentalities.
(5)	A foreign government or any of its political subdivisions, agencies or instrumentalities.
(6)	An international organization or any of its agencies or instrumentalities.
(7)	A foreign central bank of issue.
(8)	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.
(9)	A futures commission merchant registered with the Commodity Futures Trading Commission.
(10)	A real estate investment trust.
(11)	An entity registered at all times during the year under the Investment Company Act of 1940.
(12)	A common trust fund operated by a bank under section 584(a).
(13)	A financial institution.
(14)	A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.
(15)	A trust exempt from tax under section 664 or described in section 4947.

Payments of dividends and patronage dividends generally not subject to backup withholding including the following:

•	Payments to nonresident aliens subject to withholding under section 1441.
•	Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.
•	Payments of patronage dividends not paid in money.
•	Payments made by certain foreign organizations.

Payments of interest generally not subject to backup withholding include the following:

•	Payments of interest on obligations issued by individuals.

Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.

•	Payments of tax-exempt interest (including exempt interest dividends under section 852).
•	Payments described in section 6049(b)(5) to nonresident aliens.
•	Payments on tax-free covenant bonds under section 1451.
•	Payments made by certain foreign organizations.
•	Mortgage or student loan interest paid by you.

Payments that are not subject to information reporting are also not subject to backup withholding. For details see sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A and 6050N, and the regulations under those sections.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. ENTER YOUR TAXPAYER IDENTIFICATION NUMBER. WRITE “EXEMPT” ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Privacy Act Notice

Section 6109 requires you to give your correct taxpayer identification number to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws. We may also disclose this information to other countries under a tax treaty, or to federal and state agencies to enforce federal non-tax criminal laws and to combat terrorism. You must provide your taxpayer identification number whether or not you are required to file a tax return. Payers must generally withhold a portion of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1)	Penalty for Failure to Furnish Taxpayer Identification Number. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)	Civil Penalty for False Information with respect to Withholding. If you make a false statement with no reasonable basis which results in no backup withholding, you are subject to a $500 penalty.

(3)	Criminal Penalty for Falsifying Information. Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE

You may direct questions and requests for assistance to the Information Agent or the Dealer Manager at their respective addresses and telephone numbers set forth below. You may obtain additional copies of this Offer to Purchase, the Letter of Transmittal and other tender offer materials from the Information Agent as set forth below, and they will be furnished promptly at our expense. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

The Information Agent for the Offer is:

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, New York 10022

Shareholders Call Toll-Free: (888) 750-5834

Banks and Brokers Call Collect: (212) 750-5833

The Dealer Manager for the Offer is:

100 Wilshire Boulevard, Suite 1200

Santa Monica, California 90401

(310) 393-6632, Extension 269